UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  APRIL 8, 2004
                        (Date of earliest event reported)


                                 SIX FLAGS, INC.
             (Exact Name of Registrant as Specified in Its Charter)


                           Commission File No. 0-9789



                Delaware                                 13-3995059
----------------------------------------    ------------------------------------
        (State of Incorporation)            (I.R.S. Employer Identification No.)


       11501 Northeast Expressway
        Oklahoma City, Oklahoma                             73131
----------------------------------------    ------------------------------------
(Address of Principal Executive Offices)                 (Zip Code)



       Registrant's Telephone Number, Including Area Code: (405) 475-2500

Item 5.    Other Events.

           On April 8, 2004, Six Flags, Inc., a Delaware corporation (the "Company"), completed the sale of Six Flags Worlds of Adventure in Ohio for a cash purchase price of approximately $145 million. In addition, the Company completed the sale of its European division for a purchase price of approximately U.S. $200 million. The other terms of the transactions were as disclosed in the Company's Current Report on Form 8-K, dated March 10, 2004. The foregoing description of the transactions is qualified in its entirety by reference to the press release issued by the Company, dated April 13, 2004, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.


Item 7.    Financial Statements and Exhibits.

(c) Exhibits.

           99.1      Press Release of Six Flags, Inc., dated April 13, 2004.





















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
                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                     SIX FLAGS, INC.

                                     By: /s/ James M. Coughlin
                                         ---------------------------------------
                                         Name: James M. Coughlin
                                         Title: Vice President and
                                                General Counsel


Date:  April 22, 2004


















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
                                  EXHIBIT INDEX



Exhibit No.               Description
-----------               -----------

99.1                      Press Release, dated April 13, 2004.






















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